UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2004

     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2004 providing for the issuance of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-38              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4 pursuant to the terms of the Trust Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Home Equity Trust 2004-4,
Asset Backed Certificates, Series 2004-4
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      JPMORGAN CHASE BANK,N.A., not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: December 30, 2004        By: /s/  Thomas Venusti
                          --------------------------------------------
                               Thomas Venusti
                             Assistant Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                         GSAA Home Equity Trust 2004-4
                         Statement To Certificateholders
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1       145,084,000.00    127,711,721.89   4,593,546.92      283,732.88     4,877,279.80     0.00       0.00      123,118,174.97
A2A      102,801,000.00     85,428,841.63   4,593,515.26      171,403.48     4,764,918.74     0.00       0.00       80,835,326.37
A2B       42,282,000.00     42,282,000.00           0.00       99,397.94        99,397.94     0.00       0.00       42,282,000.00
M1         6,431,000.00      6,431,000.00           0.00       15,671.99        15,671.99     0.00       0.00        6,431,000.00
M2         9,411,000.00      9,411,000.00           0.00       28,201.63        28,201.63     0.00       0.00        9,411,000.00
M3         4,704,000.00      4,704,000.00           0.00       17,944.45        17,944.45     0.00       0.00        4,704,000.00
X          2,980,972.00      2,980,093.69           0.00      614,600.51       614,600.51     0.00       0.00        2,980,093.69
P                  0.00              0.00           0.00       54,822.96        54,822.96     0.00       0.00                0.00
R                  0.00              0.00           0.00            0.00             0.00     0.00       0.00                0.00
TOTALS   313,693,972.00    278,948,657.21   9,187,062.18    1,285,775.84    10,472,838.02     0.00       0.00      269,761,595.03
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1       36228F4F0       880.26055175      31.66129222      1.95564556    33.61693777     848.59925953     A1        2.580000 %
A2A      36228F4G8       831.01177644      44.68356592      1.66733281    46.35089873     786.32821052     A2A       2.330000 %
A2B      36228F4H6     1,000.00000000       0.00000000      2.35083345     2.35083345   1,000.00000000     A2B       2.730000 %
M1       36228F4J2     1,000.00000000       0.00000000      2.43694449     2.43694449   1,000.00000000     M1        2.830000 %
M2       36228F4K9     1,000.00000000       0.00000000      2.99666667     2.99666667   1,000.00000000     M2        3.480000 %
M3       36228F4L7     1,000.00000000       0.00000000      3.81472151     3.81472151   1,000.00000000     M3        4.430000 %
X                        999.70536120       0.00000000    206.17453300   206.17453300     999.70536120     X         0.000000 %
TOTALS                   889.23818150      29.28670297      4.09882228    33.38552524     859.95147854
---------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Section 4.02(i)          Principal Payments
                                               Scheduled Principal Collected                                      108,248.26
                                               Payoff Principal                                                 9,054,495.24
                                               Curtailments & Principal Adj                                        24,318.68
                                               Principal Insurance Proceeds                                             0.00
                                               Principal Condemnation Proceeds                                          0.00
                                               Principal Liquidation Proceeds                                           0.00
                                               Purchased Mortgage Loans                                                 0.00
                                               Substitution Adjustments                                                 0.00
                                               Subsequent Recoveries                                                    0.00
                         Total Principal Payments                                                               9,187,062.18


Section 4.02(iii)        Interest Payments of Offered Certificates
                                               Class A1                                                           283,732.88
                                               Class A2A                                                          171,403.48
                                               Class A2B                                                           99,397.94
                                               Class M1                                                            15,671.99
                                               Class M2                                                            28,201.63
                                               Class M3                                                            17,944.45
                         Total Interest Payments                                                                  616,352.36

                         Unpaid Interest Amounts included in Distribution
                                               Class A1                                                                 0.00
                                               Class A2A                                                                0.00
                                               Class A2B                                                                0.00
                                               Class M1                                                                 0.00
                                               Class M2                                                                 0.00
                                               Class M3                                                                 0.00
                         Total Unpaid Interest Amounts                                                                  0.00

                         Remaining Unpaid Interest Amounts after distribution
                                               Class A1                                                                 0.00
                                               Class A2A                                                                0.00
                                               Class A2B                                                                0.00
                                               Class M1                                                                 0.00
                                               Class M2                                                                 0.00
                                               Class M3                                                                 0.00
                         Total Remaining Unpaid Interest Amounts                                                        0.00

                         Basis Risk Carry Forward Amounts for the Distribution Date
                                               Class A1                                                                 0.00
                                               Class A2A                                                                0.00
                                               Class A2B                                                                0.00
                                               Class M1                                                                 0.00
                                               Class M2                                                                 0.00
                                               Class M3                                                                 0.00
                         Total Basis Risk Carry Forward Amounts                                                         0.00



                         Basis Risk Carry Forward Amounts covered by withdrawals from Excess Reserve Fund Account
                                               Class A1                                                                       0.00
                                               Class A2A                                                                      0.00
                                               Class A2B                                                                      0.00
                                               Class M1                                                                       0.00
                                               Class M2                                                                       0.00
                                               Class M3                                                                       0.00
                         Total Basis Risk Carry Forward Amounts covered                                                       0.00


Section 4.02(iii)        Principal Shortfalls
                                               Class A1                                                                       0.00
                                               Class A2A                                                                      0.00
                                               Class A2B                                                                      0.00
                                               Class M1                                                                       0.00
                                               Class M2                                                                       0.00
                                               Class M3                                                                       0.00
                         Total Principal Shortfalls                                                                           0.00

                         Interest Shortfalls
                                               Class A1                                                                       0.00
                                               Class A2A                                                                      0.00
                                               Class A2B                                                                      0.00
                                               Class M1                                                                       0.00
                                               Class M2                                                                       0.00
                                               Class M3                                                                       0.00
                         Total Interest Shortfalls                                                                            0.00

                         Basis Risk Carry Forward Amount not covered by Excess Reserve Fund Account
                                               Class A1                                                                       0.00
                                               Class A2A                                                                      0.00
                                               Class A2B                                                                      0.00
                                               Class M1                                                                       0.00
                                               Class M2                                                                       0.00
                                               Class M3                                                                       0.00
                         Total Basis Risk Carry Forward Amount not covered                                                    0.00


Section 4.02(iv)         Ending Class Certificate Balance of each class of Offered Certificates
                                               Class A1                                                          123,118,174.97
                                               Class A2A                                                          80,835,326.37
                                               Class A2B                                                          42,282,000.00
                                               Class M1                                                            6,431,000.00
                                               Class M2                                                            9,411,000.00
                                               Class M3                                                            4,704,000.00
                         Total Ending Class Certificate Balance                                                  266,781,501.33





Section 4.02(v)          Pool Stated Principal Balance
                                               Beginning Stated Balance:                                         278,948,657.20
                                               Ending Stated Balance:                                            269,761,595.02


Section 4.02(vi)         Servicing Fees paid to or retained by the Servicer                                           95,159.02


Section 4.02(vii)        Pass-Through Rate for each Class of Offered Certificates
                                               Class A1                                                                2.580000
                                               Class A2A                                                               2.330000
                                               Class A2B                                                               2.730000
                                               Class M1                                                                2.830000
                                               Class M2                                                                3.480000
                                               Class M3                                                                4.430000


Section 4.02(viii)       Amount of Advances included in the distribution                                                   0.00
                         Aggregate Amount of Advances reported by Servicer or Trustee                                      0.00


Loans Delinquent
                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                   10             1,614,852.67                  0.60 %
                                               2 Month                    4             1,262,005.98                  0.47 %
                                               3 Month                    0                     0.00                  0.00 %
                                                Total                    14             2,876,858.65                  1.07 %

                                                Group Totals
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                   10             1,614,852.67                  0.60 %
                                               2 Month                    4             1,262,005.98                  0.47 %
                                               3 Month                    0                     0.00                  0.00 %
                                                Total                    14             2,876,858.65                  1.07 %

                                               Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures


Loans have become REO Property
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %


Loans in Foreclosures

                                                                                   Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         1              116,000.00                  0.04 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         1              116,000.00                  0.04 %


Loans in Bankruptcy
                                                                                   Loans in Bankruptcy


                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    3              649,790.90                  0.24 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    3              649,790.90                  0.24 %



Section 4.02(x)                         Aggregate Monthly Payments due on all Outstanding Mortgage Loans
                                                              Preceding 1 calendar month                             8,631,947.18
                                                              Preceding 2 calendar month                             8,108,080.83
                                                              Preceding 3 calendar month                             9,566,055.91
                                                              Preceding 4 calendar month                             7,667,009.37
                                                              Preceding 5 calendar month                             7,404,873.44
                                                              Preceding 6 calendar month                                      N/A
                                                              Preceding 7 calendar month                                      N/A
                                                              Preceding 8 calendar month                                      N/A
                                                              Preceding 9 calendar month                                      N/A
                                                              Preceding 10 calendar month                                     N/A
                                                              Preceding 11 calendar month                                     N/A
                                                              Preceding 12 calendar month                                     N/A

                                        Monthly Payments delinquent 60 days or more
                                                              Preceding 1 calendar month                                     0.00
                                                              Preceding 2 calendar month                               750,000.00
                                                              Preceding 3 calendar month                               116,000.00
                                                              Preceding 4 calendar month                               510,000.00
                                                              Preceding 5 calendar month                                     0.00
                                                              Preceding 6 calendar month                                      N/A
                                                              Preceding 7 calendar month                                      N/A
                                                              Preceding 8 calendar month                                      N/A
                                                              Preceding 9 calendar month                                      N/A
                                                              Preceding 10 calendar month                                     N/A
                                                              Preceding 11 calendar month                                     N/A
                                                              Preceding 12 calendar month                                     N/A


Section 4.02(xi)            Details of Mortgage Loans became REO Property during the preceding calendar month
                            (Please refer to the attached report)

Section 4.02(xii)           Details of Mortgage Loans became REO Property


Section 4.02(xiii)          Has a Trigger Event Occurred?                                                                       NO

                            Details of Delinquency Trigger
                                                  Current rolling three month delinquency average                         0.243257 %
                                                  Prior Period Senior Enhancement Percentage                              8.433844 %
                                                  Trigger Threshold (40% of Prior Period Senior Enhancement Percentage)   3.373537 %

                            Details of Cumulative Realized Losses Trigger
                                                  Cumulative Realized Losses to original pool balance                     0.000000 %
                                                  Cumulative Realized Losses Threshold                                    0.000000 %



Section 4.02(xiv)           Deposit in the Excess Reserve Fund Account (after distribution)                                   0.00

Section 4.02(xv)            Aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month    0.00
                            Aggregate amount of Applied Realized Loss Amounts incurred through this Distribution Date         0.00

Section 4.02(xvi)           Amount of Net Monthly Excess Cash Flow                                                      614,600.51
                            Net Monthly Excess Cash Flow allocated for Applied Realized Loss                                  0.00
                            Net Monthly Excess Cash Flow allocated for Unpaid Interest Amounts                                0.00

Section 4.02(xvii)          Overcollateralization Amount                                                              2,980,093.69
                            Specified Overcollateralized Amount                                                       2,980,093.69

Section 4.02(xviii)         Prepayment Premiums collected                                                                54,822.96

Section 4.02(xix)           Interest Rate Cap Payment                                                                         0.00

Section 4.02(xx)            Amount distributed on Class X                                                               614,600.51
                                                  Class X Principal Payment                                                   0.00
                                                  Class X Interest Payment                                              614,600.51
                            Amount distributed on Class P                                                                54,822.96
                            Amount distributed on Class R                                                                     0.00

Section 4.02(xxi)           Amount Subsequent Recoveries                                                                      0.00

                      Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.